                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         SALEM COMMUNITY BANKSHARES INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                       SALEM COMMUNITY BANKSHARES, INC.
                             220 EAST MAIN STREET
                             SALEM, VIRGINIA 24153

             -----------------------------------------------------

                 NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS

            -------------------------------------------------------

                           TO BE HELD APRIL 24, 2001

The 2001 Annual Meeting of Shareholders of Salem Community Bankshares, Inc. will be held at the Salem Civic Center located at 1001 Roanoke Boulevard, Salem, Virginia, on Tuesday, April 24, 2001, at 10:30 a.m. for the following purposes:

     1) To elect three (3) Class A directors to serve until the 2004 Annual Meeting of Shareholders, three (3) Class B directors to serve until the 2002 Annual Meeting of Shareholders and four (4) Class C directors to serve until the 2003 Annual Meeting of Shareholders, or in the case of each director, until his successor is duly elected and qualifies, as described in the Proxy Statement accompanying this notice.

     2) To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 16, 2001, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                              By Order of the Board of Directors

                                              Corinna Witt
                                              Secretary to the Board

Salem, Virginia
April 2, 2001

                               IMPORTANT NOTICE

Please complete, sign, date and return the enclosed proxy in the accompanying postage paid envelope so that your shares will be represented at the meeting. Shareholders attending the meeting may personally vote on all matters which are considered, in which event the signed proxies are revoked. Your proxy is revocable by you at any time prior to its exercise.

                       SALEM COMMUNITY BANKSHARES, INC.
                             220 EAST MAIN STREET
                             SALEM, VIRGINIA 24153

                                PROXY STATEMENT

                      2001 ANNUAL MEETING OF SHAREHOLDERS

                                APRIL 24, 2001

                              GENERAL INFORMATION

         The following information is furnished in connection with the solicitation by and on behalf of the Board of Directors of the enclosed proxy to be used at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Salem Community Bankshares, Inc. (the "Company") to be held Tuesday, April 24, 2001, at 10:30 a.m. at the Salem Civic Center located at 1001 Roanoke Boulevard, Salem, Virginia, and at any adjournment thereof. The approximate mailing date of this Proxy Statement and accompanying proxy is April 2, 2001.

Revocation and Voting of Proxies

         Execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A shareholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Company or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any properly adjourned session of the Annual Meeting. Any such written notice of revocation or later proxy should be sent to Clark Owen, Jr., President and Chief Executive Officer, at 220 E. Main Street, Salem, Virginia 24153. If a shareholder specifies how the proxy is to be voted with respect to any proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to specify with respect to such proposals, the proxy will be voted FOR proposal 1, as set forth in the accompanying notice and further described herein.

Voting Rights of Shareholders

         Only those shareholders of record at the close of business on March 16, 2001, are entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof. The number of shares of common stock of the Company outstanding on March 16, 2001, is 1,596,873 of which 1,596,873 are entitled to vote at the Annual Meeting or any adjournment thereof. The Company has no other class of stock outstanding. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each share of Company Common Stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting.

         With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected directors; therefore, votes withheld will have no effect. Thus, although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker has not received specific instructions from the customer) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for purposes of determining whether such proposals have been approved and therefore have no effect.



Solicitation of Proxies

         This solicitation of proxies is made on behalf of and the cost will be borne by the Company. Solicitations will be made only by the use of the mails, except that officers and regular employees of the Company and Salem Bank and Trust, National Association (the "Bank") may make solicitations of proxies by telephone, telegram, special letter, or by special call, acting without compensation other than regular compensation. It is contemplated that brokerage houses and other nominees, custodians, and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for their charges and expenses in this connection.



                     PROPOSAL ONE - ELECTION OF DIRECTORS

         The Company's Board is divided into three classes (A, B, and C) of directors. The term of office for all Company directors will expire at this Annual Meeting. Truman R. Dorton, Carlos B. Hart and Gladys C. O'Brien, each of whom currently serves as a director of the Company, are nominated to serve as Class A directors. If elected, the Class A nominees will serve until the 2004 Annual Meeting of Shareholders. Morris Elam, H. Morgan Griffith and Dr. Walter Hunt, each of whom currently serves as a director of the Company, are nominated to serve as Class B directors. If elected, the Class B nominees will serve until the 2002 Annual Meeting of Shareholders. Clark Owen, Jr., Carl E. Tarpley, Dr. Eugene Bane and Rose Hagen, each of whom currently serves as a director of the Company, are nominated to serve as Class C directors. If elected, the Class C nominees will serve until the 2003 Annual Meeting of Shareholders. The persons named in the proxy will vote for the election of the nominees named below unless otherwise directed. The Company's Board believes that the nominees will be available and able to serve as directors, but if any of these persons should not be available or able to serve, the proxies may exercise discretionary authority to vote for a substitute proposed by the Company's Board.

         Certain information concerning the nominees for election at the Annual Meeting is set forth below.

                               NOMINEE DIRECTORS

                                                                    Director of
Name (Age) and                      Principal Occupation              Company
   Address                            Last Five Years                  Since
--------------                      --------------------            -----------

Class A Nominees to serve until the 2004 Annual Meeting

Truman R. Dorton (61)               Dorton, Gooch, P.C.                1999
Daleville, Virginia

Carlos B. Hart (73)                 President                          1999
Salem, Virginia                     Hart Motor Co., Inc.

Gladys C. O'Brien (64)              Vice President                     1999
Salem, Virginia                     O'Brien Meats

Class B Nominees to serve until the 2002 Annual Meeting

Morris A. Elam (76)                 Retired Owner                      1999
Salem, Virginia                     Morris Elam Electric Co.

H. Morgan Griffith (43)             Attorney-at-Law                    1999
Salem, Virginia                     Representative to Virginia
                                    House of Delegates

Dr. Walter A. Hunt (71)             Retired Superintendent             1999
Salem, Virginia                     City of Salem Schools

Class C Nominees to serve until the 2003 Annual Meeting

Dr. Eugene M. Bane, Jr. (61)        Doctor of Optometry                1999
Salem, Virginia

Rose M. Hagen (42)                  CPA, Financial Division            1999
Roanoke, Virginia                   Manager
                                    Allstate Insurance, Co.

Clark Owen, Jr. (58)                President and                      1999
Roanoke, Virginia                   Chief Executive Officer
                                    of Bank since 1977.
                                    President and
                                    Chief Executive Officer
                                    of Company since 1999.

Carl E. Tarpley, Jr. (59)           Executive Vice President           1999
Salem, Virginia                     of Bank since 1987.
                                    Treasurer of Company
                                    since 1999.

YOUR BOARD OF DIRECTORS RECOMMENDS A "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

                       SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information as of March 16, 2001, concerning the beneficial ownership, direct or indirect, of Common Stock by directors, nominees for director, the Chief Executive Officer, and all directors and executive officers as a group.

                Common Shares of Company Beneficially Owned (1)


                              Common Shares of         Ownership as a Percentage
                            Company Beneficially            of Common Stock
     Name                        Owned (1)                    Outstanding
     ----                        ---------                    -----------

Truman R. Dorton                   15,683                        (2)

Carlos B. Hart                     39,035                         2.44

Gladys C. O'Brien                  33,450                         2.09

Morris A. Elam                     19,713                         1.23

H. Morgan Griffith                  1,602                        (2)

Dr. Walter A. Hunt                 39,989                         2.50

Dr. Eugene M. Bane, Jr.            25,632                         1.61

Rose M. Hagen                       1,860                        (2)

Clark Owen, Jr.                    20,666 (3)                     1.29

Carl E. Tarpley, Jr.               10,361 (3)                    (2)

Directors and
   Executive Officers
   as a Group
   (19 persons)                   212,990                        13.34

---------------------
(1) Includes shares which may be deemed beneficially owned due to certain family or business relationships. The listing of such shares is not to be construed as an admission that a director is the "beneficial owner" of such shares.

(2) Less than one percent.

(3) Included in the shares listed are shares held in a 401(k) pool with other participants. Mr. Owen's portion of this pool amounts to approximately 4,650 shares and Mr. Tarpley's portion amounts to approximately 2,220 shares. Messrs. Owen and Tarpley may direct the account to sell their shares, but have no say in how they are voted.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings. Since the Company became a bank holding company in September, 2000, the Company's Board of Directors has held two meetings and for the full year 2000 the Bank's Board of Directors held twelve meetings. No director has attended fewer than 75 percent of the total meetings of the Company's and the Bank's Board of Directors and the committees on which he or she served during this period.

         Audit Committee. The only Committee established by the Board of Directors is the Audit Committee. The Audit Committee is a joint committee of the Board of Directors of both the Company and the Bank. The Audit Committee consists of Carlos B. Hart (Chairperson), Truman R. Dorton and H. Morgan Griffith. The Committee meets periodically with the independent auditors, internal auditor, bank regulators and certain appropriate officers of the Company. The basic functions of this committee include reviewing annual and interim reports of the internal and the independent auditors, reviewing the Company's system of internal controls and recommending the selection of independent auditors. The Audit Committee met six times in 2000.

         Staff members other than directors attend and participate in some Audit Committee meetings.



Submission of Shareholder Proposals and Nominations

         Under Securities and Exchange Commission rules and regulations, proposals of shareholders intended to be presented at the 2002 Annual Meeting of Shareholders of the Company must be received by the Company not later than December 1, 2001, in order to be included in the proxy statement and form of Proxy relating to such Annual Meeting. Such proposals should be sent to the Secretary at the Company's principal office at 220 East Main Street, Salem, Virginia 24153, by certified mail, return receipt requested. Any proposal that is received by the Company after December 1, 2001, will be considered untimely for consideration at the 2002 Annual Meeting.

         The Company's bylaws provide that no business may be brought before a shareholders' meeting by a shareholder unless the shareholder is entitled to vote at the meeting and gives written notice to the President of Company not later than 60 days nor more than 90 days prior to such meeting, (unless less than 70 days notice of the date of the meeting is given, in which case notice must be received from the shareholder on or before the 10th day following the date of the notice of the meeting is made). Any such shareholder's notice shall include (i) the name and address of the shareholder and a brief description of the business the shareholder desires to bring before the meeting and the reasons, and as to the shareholder giving such notice, (ii) the classes and number of shares the shareholder owns of record and beneficially, and (iii) any material interest of the shareholder in such business other than his or her interest as a shareholder.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE CONSOLIDATED FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2000, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN WASHINGTON, D.C. SHALL BE PROVIDED BY THE COMPANY WITHOUT CHARGE TO EACH SHAREHOLDER UPON HIS WRITTEN REQUEST TO GILL R. ROSEBERRY, CHIEF FINANCIAL OFFICER AND CORPORATE SECRETARY, 110 EAST MAIN STREET, SALEM, VIRGINIA 24153.

Transactions with Management

         Directors and officers of the Company and Bank and persons with whom they are associated have had, and expect to have in the future, banking transactions including loans, with the Bank in the ordinary course of their businesses. In the opinion of management of the Bank, all such loans and commitments for loans were made on substantially the same terms, including interest rates, collateral and repayment terms as those prevailing at the same time for comparable transactions with other persons, were made in the ordinary course of business, and do not involve more than a normal risk of collectibility or present other unfavorable features.



Directors' Fees

          Directors of the Company and the Bank (other than Mr. Owen and Mr. Tarpley who are employees of the Company or Bank) receive monthly directors' fees of $500. The Chairman of the Board receives a monthly fee of $650. Mr. Owen and Mr. Tarpley receive no directors' fees.



Interest of Management in Certain Transactions

         As of December 31, 2000, borrowing by all policy-making officers, directors, principal shareholders and their associates amounted to $424,000 or
2.1 percent of total capital. The maximum aggregate amount of such indebtedness during 2000 was $497,000, or 2.5 percent of total year-end capital. These loans were made in the ordinary course of the Bank's business, on the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others, and do not involve more than the normal risks of collectibility or present other unfavorable features. The Bank expects to have in the future similar banking transactions with officers, directors, principal shareholders and their associates.

              COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as of March 16, 2001, concerning the beneficial ownership, direct or indirect, of Common Stock by persons beneficially owning more than five percent of the Company's Common Stock.

NAME AND ADDRESS           AMOUNT BENEFICIALLY OWNED        PERCENT OF CLASS (1)
--------------------------------------------------------------------------------

Warren L. Baker, et al                89,803                        5.62
Roanoke, Virginia

Estate of John Hagen,                 82,755                        5.18
Sondra Hagen, Executrix
Salem, Virginia

CEDE and Company                     682,399                       42.73 (2)

---------------------
(1) Includes shares which may be deemed beneficially owned due to family or business relationships, joint ownership, voting power or investment power.

(2) CEDE and Company shares are believed to be held for the benefit of several shareholders.

                            EXECUTIVE COMPENSATION

         The following table presents information relating to total compensation of Mr. Owen, President and Chief Executive Officer, the only executive officer of the Company whose compensation exceeded $100,000 for any year in the three-year period ended December 31, 2000. All compensation was paid by the Bank, the Company's wholly-owned subsidiary.



                          SUMMARY COMPENSATION TABLE

                                                                            Long-Term
                                        Annual Compensation                Compensation
                                        -------------------                ------------
                                                             Other
Name and Principal                                          Annual                              All Other
        Position         Year     Salary($)    Bonus    Compensation                         Compensation(1)
------------------       ----     --------     -----    ------------                         ---------------
Clark Owen, Jr           2000     $107,768     $6,480          0               None               6,236

President & Chief        1999      103,369      6,120          0               None               5,378

Executive Officer        1998       99,350      5,961          0               None               5,338

------------------

(1) Annual contributions to 401(K) plan in 2000, 1999, 1998 and premiums paid for life insurance.

                              STOCK OPTION GRANTS

         No options were granted to Mr. Owen during 2000, 1999, or 1998.

        AGGREGATED OPTION EXERCISES IN 2000 AND YEAR-END OPTION VALUES

         The following table reflects certain information regarding the exercise of stock options during the year ended December 31, 2000, as well as information with respect to unexercised options held at such date by Mr. Owen.

                                                                     Year-End Options Values
                                                                     -----------------------
                         Options Exercised                    Number of           Value of Unexercised
                         -----------------
                                                         Unexercised Options        "In the Money"
                      Shares                               at Year End(#)           Options at Year
                  Acquired on           Value               Exercisable/          End($) Exercisable/
     Name         Exercised(#)      Realized($)             Unexercisable           Unexercisable(1)
     ----         ------------      -----------             -------------         --------------------
Clark Owen, Jr.       426             $ 2,450                  444/443              $ 2,997/ $ 2,990

--------------
(1) Calculated as the difference between the current market value and the exercise price of the options. Assume a current market value of $14.75 per share, as of December 31, 2000.

                             EMPLOYMENT AGREEMENTS

         The Company's President and Treasurer have each entered into an employment agreement with the Company which provides that upon a change in control of the Company, the employment agreement shall automatically renew for a period of three years. If within 36 months after a change in control, the Company terminates the executive's employment, the executive will (1) be entitled to receive for the greater of the remainder of the term or 24 months all prerequisites provided immediately prior to termination and payment of all insurance premiums necessary to continue the executive's life, health and accident insurance; (2) be entitled to receive for the greater of the remainder of the term, or 12 months, the annual compensation to which the executive was entitled immediately prior to termination; and (3) become vested in all employee benefit plans as of the date when final compensation is paid to the executive. An agreement has also been put in place for other members of management of the Company which provides that upon a change in control of the Company, the severance agreement shall continue in effect for a period of three years. Upon termination of the employee's employment following a change in control for reasons other than death, retirement, disability, by the Company for cause, or by the employee for other than good reason, the employee shall receive certain severance pay and medical benefits.


                                RETIREMENT PLAN

         The Company maintains a 401(k) defined contribution plan (the "Plan") covering substantially all employees who have completed six months of service and are at least 21 years of age. The Plan allows participants to contribute through salary reduction up to 20 percent of their annual compensation on a pretax basis. Contributions by the Company are paid into a trust semimonthly at the rate of 3 percent of eligible compensation. The annual expense under the Plan was $104,882 for the year ended December 31, 2000.


                          EMPLOYEE STOCK OPTION PLAN

         In 1992, the Board of Directors and the stockholders of the Bank approved an Employee Stock Option Plan (the "Plan") to give Bank directors, officers and employees (collectively referred to as employees) an opportunity to acquire shares of the common stock of the Bank to provide an incentive for employees to continue to promote the best interest of the Bank and enhance its long-term performance, and to provide an incentive for employees to join or remain with the Bank. Under the Plan, options may be granted at not less than fair market value on the date of grant. Stock options granted under the plan are exercisable in July of each year in ratable installments over the option period, which expires in 2002. Any options not exercised as permitted are forfeited. In the event of a change in control, merger, consolidation, dissolution or liquidation, employees holding unexercised stock options will be given 30 days to exercise any unexercised stock options, without regard to installment exercise limitations. In connection with the formation of the Company and its acquisition of all the Bank's outstanding stock, the options in the Plan which had not been exercised as of such date automatically became options to acquire stock in the Company on the same terms and conditions. All options granted pursuant to the Plan after the formation of the holding company are deemed options to acquire the common stock of the Company.

         At December 31, 2000 there were 72,010 additional shares available for grant under the Plan.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires directors, executive officers and 10% beneficial owners of the Company's Common Stock to file reports concerning their ownership of Common Stock. The Company believes that its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 during 2000.


                        INDEPENDENT PUBLIC ACCOUNTANTS

         KPMG LLP served as the Company's independent public accountants for the year ended December 31, 2000. No accountants have been selected by the Board to act as the Company's independent public accountants for the year ending December 31, 2001. The Board will make that selection later in the year. A representative of KPMG LLP will be present at the Annual Meeting and will be given the opportunity to make a statement and respond to appropriate questions from the shareholders.

         The following table sets forth the amount of audit fees, financial information systems design and implementation fees and all other fees billed or expected to be billed by KPMG LLP, the Company's principal accountant, for the year ended December 31, 2000:

                                                            Amount
                                                            ------
                      Audit fees (1)                        $45,000
                      Financial information systems
                        design and implementation fee (2)         -
                      All other fees (3)                     13,925
                                                            -------
                           Total fees                       $58,925
                                                            =======
_______________
     (1) includes annual financial statement audit and limited quarterly review services.
     (2) no such services were provided by KPMG LLP for the most recent fiscal year.
     (3) primarily represents income tax services other than those directly related to the audit of the income tax accrual, as well as services performed in connection with the filing of Form S-4 registration statement by the Company.


                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors, which consists of directors who meet the independence requirements of the Securities and Exchange Commission (SEC) listing standards, and the internal auditor has furnished the following report:

         The Audit Committee (the "Committee") reviews the Company's financial reporting process on behalf of the Board. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board, which is attached as an Addendum to this Proxy Statement. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with accounting principles generally accepted in the United States of America and to issue a report thereon. The Committee monitors these processes.

         In this context, the Committee met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         In addition, the Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees). However, The Audit Committee of the Board of Directors has not yet considered whether the provision of financial information systems design and implementation and other non-audit services is compatible with maintaining KPMG LLP's independence, but plans to do so at its meeting in March, 2001.

         The Committee also discussed with the Company's independent auditors and internal auditor the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                        Audit Committee Members

                        Carlos B. Hart, Chairperson
                        Truman R. Dorton
                        H. Morgan Griffith


                                OTHER BUSINESS

As of the date of this Proxy Statement, management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their judgment as to what is in the best interests of the Company.

                                              By Order of the Board of Directors


                                              Corinna Witt
                                              Secretary to the Board

Salem, Virginia
April 2, 2001


A copy of the Company's Annual Report on Form 10-KSB Report (including exhibits) as filed with the Securities and Exchange Commission for the year ended December 31, 2000, will be furnished without charge to shareholders upon written request directed to the Company's Corporate Secretary as set forth on the first page of this Proxy Statement.

                          ADDENDUM TO PROXY STATEMENT

                       SALEM COMMUNITY BANKSHARES, INC.
                        CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS


I.       Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

 .   Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

 .   Monitor the independence and performance of the Company's independent auditors and internal auditing department.

 .   Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

 .   Report to the Board of Directors.

 .   Encourage adherence to, and continuous improvement of, the Company's policies, procedures and practices at all levels.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.      Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements of the Securities and Exchange Commission (SEC). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. The SEC has established 3 criteria for assessing independence of non-executive directors:

 .   Former employees. Must be a minimum of three years since he/she was an employee.

                                                                          7/2000

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Charter of the Audit Committee of the Board of Directors
Page 2

 .   Family members of former employees. Must be a minimum of three years since the relative was an employees.

 .   An Audit Committee member's compensation cannot be impacted by an employee of the company.

All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board of Directors. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee or at least its Chair should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

III.     Audit Committee Responsibilities and Duties

Review Procedures
-----------------

1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3. In consultation with management, the independent auditors and the internal auditors, consider the integrity of the Company's financial reporting processes

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Charter of the Audit Committee of the Board of Directors
Page 3

         and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors
--------------------

5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence, and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6. Approve the fees and other significant compensation to be paid to the independent auditors.

7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

8. Review the independent auditors' audit plan-discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

9. Prior to the filing of Form 10-KSB, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

10. Consider the independent auditors' judgments about the quality and appropriate-ness of the Company's accounting principles as applied in its financial reporting.

11. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

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Charter of the Audit Committee of the Board of Directors
Page 4

12. Review the appointment, performance and replacement of the senior internal audit executive.

Internal Audit Department and Legal Compliance
----------------------------------------------

13. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

14. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities
--------------------------------------

15. Annually prepare a report to shareholders as required by the Securities Exchange Commission. The report should be included in the Company's annual proxy statement. The report should state whether the Audit Committee has:

 .   Reviewed and discussed the audited financial statements with management.

 .   Discussed with the independent auditors the matters required to be discussed by SAS 61.

 .   Received certain disclosures from the auditors regarding their independence as required by the ISB 1.

 .   Recommended to the Board of Directors to include the audited consolidated financial statements in the annual report on Form 10-KSB filed with the SEC.

16. Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

17. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

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

                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
         OF SALEM COMMUNITY BANKSHARES, INC. TO BE HELD APRIL 24, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Eugene M. Bane, Jr., Carlos B. Hart, and Rose M. Hagen as proxies, and each or any of them with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of SALEM COMMUNITY BANKSHARES, INC. held of record by the undersigned on March 16, 2001 at the Annual Meeting of Shareholders to be held April 24, 2001 or any adjournment thereof.

     1.  Election of directors.

            . Election of three Class A directors to serve until the 2004 Annual Meeting of Shareholders.
               Truman R. Dorton
               Carlos B. Hart
               Gladys C. O'Brien

            . Election of three Class B directors to serve until the 2002 Annual Meeting of Shareholders.
               Morris Elam
               H. Morgan Griffith
               Dr. Walter Hunt

            . Election of four Class C directors to serve until the 2003 Annual Meeting of Shareholders.
               Clark Owen, Jr.
               Carl E. Tarpley, Jr.
               Dr. Eugene Bane
               Rose Hagen

_______        FOR ALL NOMINEES listed below (except as marked to the contrary).

_______        AGAINST ALL NOMINEES listed above.

You may withhold authority to vote for any nominee by striking through his or her name.

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, OR IF AUTHORITY IS NOT WITHHELD, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NO. 1 ABOVE AND IN THE
                                    ---
DISCRETION OF THE PROXY AGENTS ON OTHER MATTERS.

Please sign exactly as your name appears below on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

_____________________________          _________________________________
Signature             Date             Signature                 Date

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

NUMBER OF SHARES ________________
________________________________________________________________________________
PLEASE MARK, SIGN, DATE & RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE
________________________________________________________________________________

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